EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

SUPPLEMENT DATED AUGUST 12, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This supplement updates certain information contained in the above-mentioned Prospectus of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about a change to the Trust’s Expense Limitation Agreement with respect to the EQ/International ETF Portfolio (“Portfolio”).

AMENDMENT TO EXPENSE LIMITATION AGREEMENT

On July 8, 2009, the Trust’s Board of Trustees approved an amendment to the Expense Limitation Agreement between the Trust and the Manager with respect to the Portfolio.

Effective September 1, information in the section of the Prospectus “Portfolio Fees and Expenses – Annual Portfolio Operating Expenses” is deleted and replaced with the following:

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/International ETF Portfolio	Class IA	Class IB
Management Fee	0.40%	0.40%
Distribution and service (12b-1) fees	None	0.25%
Other Expenses+	0.47%	0.47%
Acquired Fund Fees and Expenses (Underlying ETFs)*	0.68%	0.68%
Total Annual Portfolio Operating Expenses	1.55%	1.80%
Less Waivers/Expenses Reimbursements**	0.32%	0.32%
Net Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses**,***	1.23%	1.48%

+ Restated to reflect current fees and expenses

* The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2010.

** Pursuant to a contract, the Manager has agreed to waive or limit its management, administrative and other fees to limit the expenses of the Portfolio until April 30, 2010 (“Expense Limitation Agreement”) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the Net Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.55% for Class IA shares and 0.80% for Class IB shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.

*** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Annual Portfolio Operating Expenses for the fiscal year ended December 31, 2008.

Effective September 1, 2009, information in the table in the section of the Prospectus “Management of the Trust—Expense Limitation Provisions” is deleted and replaced with the following:

Portfolio	Total Expenses Limited to (% of daily net assets)
	Class IA	Class IB
EQ/International ETF Portfolio	0.55%	0.80%

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